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                                                                   Exhibit 10.52


                                FIRST AMENDMENT
                                       TO
                  ALLERGAN, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                                (RESTATED 2003)

The ALLERGAN, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") is hereby amended as follows:

1. Article VII of the Plan is amended by adding the following new Section 7.2 and renumbering the remaining Sections and references sequentially:

                  7.2 Appointment of Investment Subcommittee. There is hereby created an investment subcommittee of the Committee (hereinafter referred to as the "Investment Subcommittee" for purposes of this
            Article VII) which shall exercise management and control over the assets of the Trust. The Board of Directors, acting though its Organization and Compensation Committee, shall determine the number of members of the Investment Subcommittee. The members of the Investment Subcommittee shall be appointed by the Board of Directors, acting though its Organization and Compensation Committee, and shall from time to time appoint such members to or fill any vacancies in the Investment Subcommittee. The members of the Investment Subcommittee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA with respect to the management and control of the assets of the Trust; provided that solely for purposes of Section 6.4 hereof, Participants shall be Named Fiduciaries with respect to shares of Company Stock for which they have the right to sell, transfer, or exchange pursuant to Section 6.4 and solely for purposes of Section 7.16, Participants shall be Named Fiduciaries with respect to shares of Company Stock on matters as to which they are entitled to provide voting directions pursuant to Section 7.16.

2. Section 7.3 of the Plan (former Section 7.2 prior to this First Amendment) is amended as follows:

                  7.3 Transaction of Business. The Committee and Investment Subcommittee shall transact business as provided in paragraphs (a) and (b), respectively:

                        (a) A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one
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                  or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

                        (b) A majority of the Investment Subcommittee shall constitute a quorum for the transaction of business. Actions of the Investment Subcommittee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Investment Subcommittee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Investment Subcommittee shall be in writing and signed by or in the name of the Investment Subcommittee. In all its communications with the Trustee, the Investment Subcommittee may, by action specified above, authorize any one or more of its members to execute any document or documents on behalf of the Investment Subcommittee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Investment Subcommittee until the Investment Subcommittee shall file with the Trustee a written revocation of such designation.

3. Section 7.5 of the Plan (former Section 7.4 prior to this First Amendment) is amended as follows:

                  7.5 Responsibility of the Committees. The responsibilities of the Committee and Investment Subcommittee shall be as provided in paragraphs (a) and (b), respectively:

                        (a) The authority to manage and control the operation and administration of the Plan, the general administration of the Plan, the responsibility for carrying out the Plan, and to the extent provided in Section 7.7(f), the authority and responsibility to manage and control the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of the Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of the Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.


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                        (b)   The authority and responsibility to manage and
                  control the assets of the Trust are hereby delegated by the Board of Directors, acting though its Organization and Compensation Committee, to and vested in the Investment Subcommittee except to the extent reserved to the Board of Directors or the Board of Directors, acting though its Organization and Compensation Committee, or the Sponsor. Subject to the limitations of the Plan, the Investment Subcommittee shall, from time to time, establish rules for the performance of its functions.

4. Section 7.6 of the Plan (former Section 7.5 prior to this First Amendment) is amended by deleting paragraph (f) and renumbering the remaining paragraphs and references sequentially.

5. Section 7.7(f) of the Plan (former Section 7.6(f) prior to this First Amendment) is amended as follows:

                  (f) To exercise management and control over the assets of the Trust to the extent provided in paragraph (a) above and in
            Section 7.9 (relating to review by the Committee of the long-run and short-run financial needs of the Plan and the determination of the funding policy for the Plan).

6. Article VII of the Plan is amended by adding the following new Section 7.8 and renumbering the remaining Sections and references sequentially:

                  7.8 Investment Subcommittee Powers. The Investment Subcommittee shall have all discretionary powers necessary to manage and control the assets of the Trust, including but not limited to, the following:

                        (a) To exercise management and control over the assets of the Trust except to the extent the Committee appoints an Investment Manager pursuant to Section 7.7(a) and subject to the requirement that all action taken by the Investment Subcommittee shall be in accordance and consistent with the funding policy established by the Committee and shall be communicated to the Committee at periodic intervals.

                        (b) To employ consulting, actuarial, and other assistance as it may deem appropriate in carrying out its responsibilities under the Plan, including one or more persons to render advice with regard to any fiduciary responsibility the Investment Subcommittee may have under the Plan.

                        (c) To establish rules and regulations from time to time for the conduct of the Investment Subcommittee's business.

                        (d) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Investment


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                  Subcommittee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder.

                        (e) To direct the purchase and sale of Company Stock (and any other securities that are "qualifying employer securities" as defined in Code Section 4975(e)) for the Trust.

                  Any action taken in good faith by the Investment Subcommittee in the exercise of discretionary powers conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries.

7. Article VII of the Plan is amended by adding the following new Section 7.9 and renumbering the remaining Sections and references sequentially:

                     7.9 Periodic Review of Funding Policy. Notwithstanding the delegation of authority and responsibility to manage and control the assets of the Trust to the Investment Subcommittee, the Committee, at periodic intervals, shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

8. Section 7.12 of the Plan (former Section 7.9 prior to this First Amendment) is amended as follows:

                  7.12 Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 7.2 or 7.7, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. Neither the Committee nor the Investment Subcommittee shall have responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to
            Section 6.15 hereof or as to which management and control has been retained by the Trustee.


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9.    Section 7.13 of the Plan (former Section 7.10 prior to this First
      Amendment) is amended as follows:

                  7.13 Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee, the Investment Subcommittee and each member thereof, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

10. Section 7.14 of the Plan (former Section 7.11 prior to this First Amendment) is amended as follows:

                  7.14 Compensation of Committees and Plan Expenses. Members of the Committee and the Investment Subcommittee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee or Investment Subcommittee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee or the Investment Subcommittee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee or the Investment Subcommittee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee or the Investment Subcommittee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee or the Investment Subcommittee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales). If such expenses are to be paid by the Plan from the Trust Fund, the Investment Subcommittee may direct the Trustee to use forfeitures and dividends (and to sell the shares of Company Stock that represent such forfeitures or dividends) to pay such expenses.

11. Section 7.15 of the Plan (former Section 7.12 prior to this First Amendment) is amended as follows:

                  7.15 Resignation. Any member of the Committee or Investment Subcommittee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee or the Investment Subcommittee.


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12.   Section 7.17 of the Plan (former Section 7.14 prior to this First
      Amendment) is amended as follows:

                  7.17 Reliance Upon Documents and Opinions. The members of the Committee, the Investment Subcommittee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Investment Subcommittee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Investment Subcommittee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee, the Investment Subcommittee, and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.


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      IN WITNESS WHEREOF, Allergan, Inc. hereby executes this First Amendment to the Allergan, Inc. Employee Stock Ownership Plan on this 28th day of September, 2003.

ALLERGAN, INC.


BY:   /s/ Douglas Ingram
      -------------------------------------------
      Douglas Ingram
      Corporate Vice President, General Counsel and Secretary


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